FIRST AMENDMENT TO TIRE MATERIAL PUT-OR-PAY/TAKE-OR-PAY AGREEMENT


THIS FIRST AMENDMENT TO TIRE MATERIAL PUT-OR-PAY/TAKE-OR-PAY AGREEMENT (the "Amendment") is made and entered into as of the 22nd day of May, 1996 by and between GREENMAN TECHNOLOGIES, INC., a Delaware corporation ("GreenMan") and BFI TIRE RECYCLERS OF GEORGIA, INC., a Georgia corporation ("BFI").

WHEREAS, the parties hereto desire by this Amendment to amend the Tire Material Put-or-Pay/Take-or-Pay Agreement (the "Agreement") dated December 14, 1995 between GreenMan and BFI;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, GreenMan and BFI agree to amend the Agreement as follows:

1. AMENDMENTS. Reference is hereby made to Section I, subsection (a) wherein the following amendments are hereby made:

         O The reference in subdivision (1) to "May 31, 1996" is hereby amended to read "July 31, 1996".

         o The reference in subdivision (2) to "June 1, 1996 to September 30, 1996" is hereby amended to read "August 1, 1996 to August 31, 1996.

         o The reference in subdivision (3) to "October 1, 1996" to read "September 1, 1996".

2. FULL FORCE AND EFFECT. Except as specifically amended hereby, all other provisions of the Agreement shall remain in full force and effect and no waiver, either express or implied, has been made with respect to any of such provisions.

3. REPRESENTATION AND WARRANTIES. Each of the parties hereto hereby represents and warrants to the other party that:

         A) DUE AUTHORIZATION. It has all requisite power, authority and capacity to execute and deliver this Amendment, to engage in the transactions contemplated hereby, and to perform its obligations hereunder in accordance with the terms hereof and that the execution, delivery and performance of this Amendment has been duly and effectively authorized by all necessary corporation action.

         B) ENFORCEABILITY. This Amendment has been duly and validly executed and delivered on behalf of such party, and assuming due authorization, execution and delivery of this Amendment by the other party hereto, this Amendment constitutes the valid and legally binding obligation of each party hereto, enforceable against each of them in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally.

         C) GOVERNMENTAL PROCEEDINGS. There is no action, proceeding or governmental investigation pending or, to the knowledge of either party hereto, threatened against either of them which could materially and adversely affect the consummation of any of the transactions contemplated by this Amendment and by the Agreement as amended by this Amendment.

         D) NON-CONTRAVENTION. The execution, delivery and performance of this Amendment by each party hereto is not in conflict with and will not result in a breach of, or constitute a default under any provisions or any indenture, contract, agreement or other instrument to which such party is a party or by which such party is bound. The execution, delivery and performance of this Amendment by each party hereto will not violate any provisions of law applicable to such party or any order, writ, injunction, judgment or decree of any court of governmental authority by which such party is bound.

         E) GOVERNMENTAL AUTHORITY. No further order, consent, approval, authorization of, or declaration or filing with, any governmental or public body is required in order for each party hereto to execute and deliver this Amendment and perform its obligations hereunder.

         F) VALIDITY. Each party hereto is a corporation validly existing and in good standing under and by virtue of the laws of the state of its organization and is duly authorized to do business in and is in good standing in the State of Georgia.

4. ENTIRE AGREEMENT. Except for the lease (as defined in the Agreement), the Agreement as amended by this First Amendment is intended by the parties to be a final expression of their agreement and a complete and exclusive statement of the terms of their agreement. The Agreement, as amended by this First Amendment, may not be modified or amended except by written instrument duly executed by the authorized representatives of BFI and GreenMan. Any future reference to the Agreement shall mean the Agreement as amended by this Agreement.

5. GOVERNING LAW. The Agreement, as amended by this First Amendment, shall be governed by and construed in accordance with the laws in the State of Georgia.

IN WITNESS THEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                     GREENMAN TECHNOLOGIES, INC.


                                     By:  /s/ Maurice E. Needham
                                          --------------------------------
                                   Name:  Maurice E. Needham
                                  Title:  Chief Executive Officer


                                     BFI TIRE RECYCLERS OF GEORGIA, INC


                                     By: /S/ James Maust
                                         ---------------------------------
                                   Name: James Maust
                                  Title:         Vice President